UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2023

WESTERN ASSET

SMASh SERIES CORE COMPLETION FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series Core Completion Fund for the twelve-month reporting period ended February 28, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2023

II	Western Asset SMASh Series Core Completion Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. The Fund presently intends to limit its investments to U.S. dollar denominated securities and currently anticipates that it will generally only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase. These securities are known as “investment grade securities.” The Fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

Currently the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States. The Fund may invest in issuers located in emerging market countries. We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions. In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durations and may adjust the average maturity or duration of the Fund’s investments from time to time.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, futures contracts, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may borrow money to increase portfolio holdings, to the extent consistent with the Fund’s fundamental investment restrictions. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified Fund.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and fell sharply over the twelve-month reporting period ended February 28, 2023. The market’s decline was driven by a number of factors, including elevated and persistent inflation, aggressive Federal Reserve

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	1

Fund overview (cont’d)

Board (“the Fed”) monetary policy tightening, the weakening global economy, the repercussions from COVID-19 pandemic, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 in attempt to rein in inflation. Over the next eleven months, the central bank hiked rates an additional seven times, bringing the federal funds rate to a range between 4.50% and 4.75% — the highest level since 2007. The yield for the two-year Treasury note began the reporting period at 1.44% and ended the period at 4.81% (the high for the reporting period). The low of 1.31% took place on March 1, 2022. The yield for the ten-year Treasury note began the reporting period at 1.83% and ended the period at 3.92%. The low of 1.72% took place on March 1, 2022 and the high of 4.25% occurred on October 24, 2022.

All told, the Bloomberg U.S. Aggregate Indexi returned -9.72% for the twelve months ended February 28, 2023. For comparison purposes, riskier fixed income securities, including high yield bonds and emerging market debt, also produced weak results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Globaliii returned -5.45% and -8.20%, respectively.

Q. How did we respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the reporting period. We tactically managed the Fund’s duration as yields fluctuated, generally maintaining an overall long position relative to the benchmark for most of the reporting period, with duration exposure generally focused on the very long end. Additionally, the Fund added investment-grade credit during the period as their spreads widened, then reduced exposure later in the period as spreads appeared to be fully valued. The Fund added high-quality commercial mortgage-backed security exposure as their spreads widened. In terms of reductions, the Fund gradually reduced its overweight emerging markets exposure, mostly during the second and third quarters of 2022. The Fund also reduced its agency mortgage-backed security (“MBS”) overweight.

During the reporting period, the Fund used interest rate futures, options, swaps and swaptions to manage its duration and yield curve exposure. In aggregate, these instruments detracted from results. Additionally, credit default swaps on both investment-grade and high yield issuers and indices, which were used to manage the Fund’s credit exposures, contributed to results.

Performance review

For the twelve months ended February 28, 2023, Western Asset SMASh Series Core Completion Fund returned -22.65%. The Fund’s unmanaged benchmark, the Bloomberg U.S. Aggregate Index, returned -9.72% for the same period.

2	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Performance Snapshot as of February 28, 2023 (unaudited)
	6 months	12 months
Western Asset SMASh Series Core Completion Fund	-4.19%	-22.65%
Bloomberg U.S. Aggregate Index	-2.13%	-9.72%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 877-6LM-FUND/656-3863.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 28, 2022, the gross total annual fund operating expense ratio was 0.05%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its yield curve positioning. In particular, the Fund was focused on an overweight to the very long end of the curve and short-term rates rose more than long-term rates.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	3

Fund overview (cont’d)

Additionally, an overweight exposure to emerging markets contributed, due to favorable subsector selection and tactical reductions, as U.S. dollar-denominated emerging market bond spreads fluctuated but ultimately tightened during the reporting period. Finally, an overweight exposure to investment-grade corporate credit was slightly beneficial, due to favorable subsector selection and tactical additions at wider spread levels, as spreads widened during the period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its duration positioning, which was generally overweight versus the benchmark and yields rose during the period. Additionally, an overweight to agency MBS modestly detracted as their spreads fluctuated but ultimately widened during the period. Finally, structured product exposure slightly detracted, mainly due to subsector selection within non-agency residential MBS, as their spreads generally widened during the period.

Thank you for your investment in Western Asset SMASh Series Core Completion Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 14, 2023

RISKS: Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as options, futures, and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a larger percentage of its assets in a small number of issuers than a diversified fund, which may increase its vulnerability to the negative events affecting a particular issuer. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

4	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2023 were: mortgage-backed securities (30.4%), collateralized mortgage obligations (25.4%), asset-backed securities (13.3%), sovereign bonds (6.0%) and materials (4.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of February 28, 2023 and February 28, 2022 and does not include derivatives, such as written options, futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2022 and held for the six months ended February 28, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return2,3	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3,4	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio3	Expenses Paid During the Period3,4
-4.19%	$1,000.00	$958.10	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

[1]	For the six months ended February 28, 2023.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/23	-22.65%
Inception date of 8/17/20 through 2/28/23	-12.93

Cumulative total returns[1]
Inception date of 8/17/20 through 2/28/23	-29.60%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

8	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series Core Completion Fund vs. Bloomberg U.S. Aggregate Index† — August 17, 2020 - February 28, 2023

All Investment figures represent return and past principal performance value of and an are investment not a guarantee will fluctuate of future so that results an .investor’s shares, shown do when not redeemed, reflect the deduction may be worth of taxes morethat or less a shareholder than their original would pay cost on . The Fund returns distributions compensating orbalance the redemption arrangements, of Fundfee shares waivers . Performance and/or expense figures reimbursements may reflect . In the reimbursements, absence of compensating the total return balance wouldarrangements, have been lower fee. Performance waivers and/or figures expense do not reflect a management the effect fee ofor fees other and operating expenses expenses associated of the with Fund a separately . Such management managed account fees areor paid manager directly or subadviser or indirectly . All by operating the separately expenses managed of theaccount Fund (other sponsor than interest, to the Fund’s brokerage, an expensetaxes reimbursement and extraordinary arrangement expenses) between were the reimbursed Fund and the by the manager manager . This due to arrangement Trustees’ consent cannot . be terminated prior to December 31, 2024 without the Board of

†

Hypothetical illustration of $10,000 invested in Western Asset SMASh Series Core Completion Fund on August 17, 2020 (inception date) assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2023. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	9

Schedule of investments

February 28, 2023

Western Asset SMASh Series Core Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 30.4%
FHLMC — 4.8%
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	10/1/41-11/1/41	$2,617,810	$2,097,877
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	11/1/49-4/1/52	679,391	605,988
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	5/1/50-5/1/52	7,522,829	6,902,088
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	6/1/50-3/1/52	5,767,257	4,947,967
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	11/1/50-2/1/52	1,563,527	1,289,820
Total FHLMC				15,843,740
FNMA — 19.5%
Federal National Mortgage Association (FNMA)	3.200%	2/1/29	179,560	167,257
Federal National Mortgage Association (FNMA)	3.450%	3/1/29	286,539	270,728
Federal National Mortgage Association (FNMA)	3.250%	5/1/29	330,787	308,849
Federal National Mortgage Association (FNMA)	2.930%	6/1/30	474,523	432,144
Federal National Mortgage Association (FNMA)	2.149%	2/1/32	1,414,296	1,180,738	(a)
Federal National Mortgage Association (FNMA)	3.000%	6/1/43-3/1/52	2,957,625	2,653,047
Federal National Mortgage Association (FNMA)	2.500%	6/1/50-9/1/61	9,115,350	7,793,804
Federal National Mortgage Association (FNMA)	4.000%	7/1/50	15,393,651	14,566,433
Federal National Mortgage Association (FNMA)	2.000%	10/1/50-2/1/52	22,534,198	18,480,788
Federal National Mortgage Association (FNMA)	3.500%	7/1/51-5/1/52	1,023,223	942,469
Federal National Mortgage Association (FNMA)	2.000%	3/1/52	15,600,000	12,711,258	(b)
Federal National Mortgage Association (FNMA)	3.500%	3/1/52	2,800,000	2,549,531	(b)

See Notes to Financial Statements.

10	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	4.500%	3/1/52	$200,000	$192,750	(b)
Federal National Mortgage Association (FNMA)	5.500%	3/1/52	2,300,000	2,296,766	(b)
Total FNMA				64,546,562
GNMA — 6.1%
Government National Mortgage Association (GNMA) II	2.000%	12/20/50- 3/20/51	2,861,575	2,360,935
Government National Mortgage Association (GNMA) II	2.500%	5/20/51	79,894	67,988
Government National Mortgage Association (GNMA) II	3.000%	9/20/51- 4/20/52	10,874,396	9,757,764
Government National Mortgage Association (GNMA) II	3.500%	3/1/52	4,900,000	4,503,980	(b)
Government National Mortgage Association (GNMA) II	4.000%	3/1/52	700,000	661,527	(b)
Government National Mortgage Association (GNMA) II	5.000%	3/1/52	2,800,000	2,767,188	(b)
Total GNMA				20,119,382
Total Mortgage-Backed Securities (Cost — $110,223,351)				100,509,684
Collateralized Mortgage Obligations (c) — 25.4%
AOA Mortgage Trust, 2021-1177 A (1 mo. USD LIBOR + 0.874%)	5.462%	10/15/38	6,510,000	6,120,925	(a)(d)
AREIT Trust, 2022-CRE6 A (30 Day Average SOFR + 1.250%)	5.676%	1/16/37	2,360,457	2,318,658	(a)(d)
BANK, 2017-BNK7 C	4.013%	9/15/60	818,000	706,102	(a)
BF Mortgage Trust, 2019-NYT B (1 mo. USD LIBOR + 1.400%)	5.988%	12/15/35	1,250,000	1,166,567	(a)(d)
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	6.838%	7/15/35	280,000	263,983	(a)(d)
BX Commercial Mortgage Trust, 2019-XL A (1 mo. Term SOFR + 1.034%)	5.597%	10/15/36	5,923,429	5,896,734	(a)(d)
BX Commercial Mortgage Trust, 2022-LP2 A (1 mo. Term SOFR + 1.013%)	5.575%	2/15/39	4,558,395	4,496,245	(a)(d)
BX Trust, 2021-BXMF A (1 mo. USD LIBOR + 0.636%)	5.224%	10/15/26	6,510,000	6,358,476	(a)(d)
CSAIL Commercial Mortgage Trust, 2017-C8 C	4.287%	6/15/50	2,500,000	2,137,630	(a)
CSMC Trust, 2019-ICE4 B (1 mo. USD LIBOR + 1.230%)	5.818%	5/15/36	1,476,327	1,464,153	(a)(d)
CSMC Trust, 2020-RPL4 A1	2.000%	1/25/60	1,017,198	893,309	(a)(d)

See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	11

Schedule of investments (con’d)

February 28, 2023

Western Asset SMASh Series Core Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
CSMC Trust, 2021-NQM7 A1	1.756%	10/25/66	$4,680,272	$3,882,176	(a)(d)
CSMC Trust, 2022-NQM1 A1	2.265%	11/25/66	1,126,425	978,366	(a)(d)
Deephaven Residential Mortgage Trust, 2022-1 A1	2.205%	1/25/67	1,932,330	1,689,147	(a)(d)
Ellington Financial Mortgage Trust, 2022-1 A1	2.206%	1/25/67	4,472,843	3,815,618	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 M2 (30 Day Average SOFR + 1.500%)	5.984%	10/25/41	5,210,000	5,010,276	(a)(d)
Government National Mortgage Association (GNMA), 2022-3 IO, IO	0.640%	2/16/61	4,312,863	245,037	(a)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.800%)	6.388%	9/15/31	942,191	808,431	(a)(d)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 3.000%)	7.588%	9/15/31	117,774	87,493	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN BFX	3.065%	1/16/37	7,320,000	6,475,875	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2022-ACB A (30 Day Average SOFR + 1.400%)	5.801%	3/15/39	3,420,000	3,361,599	(a)(d)
LAQ Mortgage Trust, 2022-LAQ A (1 mo. Term SOFR + 1.724%)	6.286%	3/15/39	42,930	42,601	(a)(d)
Morgan Stanley Capital I Trust, 2017-H1 C	4.281%	6/15/50	755,000	660,974	(a)
Morgan Stanley Capital I Trust, 2018-MP A	4.276%	7/11/40	10,500,000	9,235,973	(a)(d)
Morgan Stanley Capital I Trust, 2018-SUN A (1 mo. USD LIBOR + 0.900%)	5.488%	7/15/35	2,830,000	2,803,937	(a)(d)
MTN Commercial Mortgage Trust, 2022-LPFL A (1 mo. Term SOFR + 1.397%)	5.959%	3/15/39	2,100,000	2,082,380	(a)(d)
New Residential Mortgage Loan Trust, 2022- NQM2 A1	3.079%	3/27/62	1,821,823	1,635,129	(a)(d)
OBX Trust, 2022-NQM1 A1	2.305%	11/25/61	4,120,594	3,450,217	(a)(d)
RBS Commercial Funding Inc. Trust, 2013-GSP A	3.834%	1/15/32	4,760,000	4,600,328	(a)(d)
SG Residential Mortgage Trust, 2022-1 A1	3.166%	3/27/62	1,142,215	1,024,911	(a)(d)
Tharaldson Hotel Portfolio Trust, 2018-THL D (1 mo. USD LIBOR + 2.300%)	6.872%	11/11/34	267,326	262,173	(a)(d)
Total Collateralized Mortgage Obligations (Cost — $91,379,420)				83,975,423
Asset-Backed Securities — 13.3%
522 Funding CLO Ltd., 2020-6A A1R (3 mo. USD LIBOR + 1.150%)	5.965%	10/23/34	4,440,000	4,381,064	(a)(d)

See Notes to Financial Statements.

12	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
AGL CLO Ltd., 2020-6A AR (3 mo. USD LIBOR + 1.200%)	6.008%	7/20/34	$3,050,000	$3,021,051	(a)(d)
Arbor Realty Commercial Real Estate Notes Ltd., 2022-FL1 A (30 Day Average SOFR + 1.450%)	5.851%	1/15/37	2,268,000	2,249,802	(a)(d)
Cayuga Park CLO Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.120%)	5.912%	7/17/34	5,770,000	5,675,373	(a)(d)
GoldenTree Loan Management US CLO Ltd., 2021-10A A (3 mo. USD LIBOR + 1.100%)	5.908%	7/20/34	5,000,000	4,906,770	(a)(d)
Golub Capital Partners CLO LP, 2021-54A A (3 mo. USD LIBOR + 1.530%)	6.336%	8/5/33	5,920,000	5,798,973	(a)(d)
KREF Ltd., 2022-FL3 A (1 mo. Term SOFR + 1.450%)	6.014%	2/17/39	2,000,000	1,980,960	(a)(d)
Nelnet Student Loan Trust, 2021-A APT1	1.360%	4/20/62	1,320,536	1,183,228	(d)
Reese Park CLO Ltd., 2020-1A AR (3 mo. USD LIBOR + 1.130%)	5.922%	10/15/34	4,570,000	4,496,253	(a)(d)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	2,988,239	2,628,934	(d)
STWD Ltd., 2022-FL3 A (30 Day Average SOFR + 1.350%)	5.751%	11/15/38	5,020,000	4,929,988	(a)(d)
Whitebox CLO Ltd., 2021-3A A1 (3 mo. USD LIBOR + 1.220%)	6.012%	10/15/34	2,850,000	2,804,468	(a)(d)
Total Asset-Backed Securities (Cost — $45,132,677)				44,056,864
Corporate Bonds & Notes — 9.9%
Communication Services — 0.8%
Diversified Telecommunication Services — 0.2%
AT&T Inc., Senior Notes	2.250%	2/1/32	150,000	117,182
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	310,000	243,860
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	300,000	279,080
Total Diversified Telecommunication Services				640,122
Media — 0.5%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	130,000	103,708
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	390,000	300,403
Comcast Corp., Senior Notes	3.969%	11/1/47	800,000	646,650
Comcast Corp., Senior Notes	3.999%	11/1/49	150,000	121,008
Comcast Corp., Senior Notes	3.450%	2/1/50	140,000	102,594

See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	13

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series Core Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Comcast Corp., Senior Notes	2.887%	11/1/51	$160,000	$103,702
Comcast Corp., Senior Notes	4.950%	10/15/58	160,000	148,489
Total Media				1,526,554
Wireless Telecommunication Services — 0.1%
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	470,000	426,385
Total Communication Services				2,593,061
Consumer Discretionary — 0.5%
Internet & Direct Marketing Retail — 0.5%
Prosus NV, Senior Notes	4.027%	8/3/50	2,770,000	1,755,613	(d)
Consumer Staples — 0.1%
Beverages — 0.1%
Constellation Brands Inc., Senior Notes	3.600%	5/9/24	90,000	88,203
Constellation Brands Inc., Senior Notes	4.350%	5/9/27	120,000	116,037
Total Consumer Staples				204,240
Energy — 2.7%
Oil, Gas & Consumable Fuels — 2.7%
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,000,000	1,320,870
EOG Resources Inc., Senior Notes	3.900%	4/1/35	312,000	275,682
EQT Corp., Senior Notes	7.000%	2/1/30	1,000,000	1,033,515
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	4,640,000	3,088,848	(d)
Reliance Industries Ltd., Senior Notes	2.875%	1/12/32	1,570,000	1,274,383	(d)
Reliance Industries Ltd., Senior Notes	3.625%	1/12/52	2,730,000	1,916,240	(d)
Total Energy				8,909,538
Financials — 1.0%
Banks — 0.5%
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	200,000	187,059	(a)
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	870,000	761,753	(a)
BNP Paribas SA, Senior Notes (5.125% to 1/13/28 then 1 year Treasury Constant Maturity Rate + 1.450%)	5.125%	1/13/29	470,000	462,376	(a)(d)
Cooperatieve Rabobank UA, Senior Notes (3.758% to 4/6/32 then 1 year Treasury Constant Maturity Rate + 1.420%)	3.758%	4/6/33	250,000	217,654	(a)(d)
Total Banks				1,628,842

See Notes to Financial Statements.

14	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — 0.5%
Credit Suisse AG, Senior Notes	7.950%	1/9/25	$250,000	$252,591
Credit Suisse AG, Senior Notes	3.700%	2/21/25	1,000,000	931,226
Credit Suisse Group AG, Senior Notes (9.016% to 11/15/32 then SOFR + 5.020%)	9.016%	11/15/33	250,000	262,757	(a)(d)
UBS Group AG, Senior Notes (4.488% to 5/12/25 then 1 year Treasury Constant Maturity Rate + 1.550%)	4.488%	5/12/26	230,000	224,322	(a)(d)
Total Capital Markets				1,670,896
Total Financials				3,299,738
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Elevance Health Inc., Senior Notes	4.100%	5/15/32	480,000	441,031
Elevance Health Inc., Senior Notes	4.550%	5/15/52	660,000	572,517
Total Health Care				1,013,548
Industrials — 0.1%
Trading Companies & Distributors — 0.1%
Air Lease Corp., Senior Notes	5.300%	2/1/28	160,000	155,591
Information Technology — 0.1%
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., Senior Notes	5.125%	2/10/30	120,000	118,612
Micron Technology Inc., Senior Notes	5.875%	2/9/33	170,000	164,816
Total Information Technology				283,428
Materials — 4.3%
Chemicals — 2.2%
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	2,000,000	1,928,494	(d)
Equate Petrochemical BV, Senior Notes	2.625%	4/28/28	2,870,000	2,519,269	(d)
Orbia Advance Corp. SAB de CV, Senior Notes	1.875%	5/11/26	1,800,000	1,576,818	(d)
Orbia Advance Corp. SAB de CV, Senior Notes	2.875%	5/11/31	1,700,000	1,340,450	(d)
Total Chemicals				7,365,031
Metals & Mining — 1.4%
Corp. Nacional del Cobre de Chile, Senior Notes	3.700%	1/30/50	3,100,000	2,268,569	(d)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	410,000	386,536
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,000,000	1,872,100
Total Metals & Mining				4,527,205
Paper & Forest Products — 0.7%
Suzano Austria GmbH, Senior Notes	6.000%	1/15/29	2,500,000	2,456,150
Total Materials				14,348,386
Total Corporate Bonds & Notes (Cost — $41,865,671)				32,563,143

See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	15

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series Core Completion Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 6.0%
Chile — 0.2%
Chile Government International Bond, Senior Notes	3.100%	1/22/61	$1,240,000	$772,456
Colombia — 2.6%
Colombia Government International Bond, Senior Notes	3.250%	4/22/32	11,890,000	8,457,846
Israel — 0.4%
State of Israel, Senior Notes	3.375%	1/15/50	1,830,000	1,355,564
Kazakhstan — 0.3%
Kazakhstan Government International Bond, Senior Notes	4.875%	10/14/44	1,300,000	1,178,401	(d)
Mexico — 0.6%
Mexico Government International Bond, Senior Notes	4.400%	2/12/52	2,530,000	1,925,142
Panama — 1.3%
Panama Government International Bond, Senior Notes	3.160%	1/23/30	2,000,000	1,722,129
Panama Government International Bond, Senior Notes	4.300%	4/29/53	3,500,000	2,534,371
Total Panama				4,256,500
Peru — 0.6%
Peruvian Government International Bond, Senior Notes	3.550%	3/10/51	600,000	427,803
Peruvian Government International Bond, Senior Notes	3.600%	1/15/72	2,280,000	1,485,983
Total Peru				1,913,786
Total Sovereign Bonds (Cost — $28,435,251)				19,859,695
U.S. Government & Agency Obligations — 3.6%
U.S. Government Obligations — 3.6%
U.S. Treasury Bonds	4.000%	11/15/42	3,720,000	3,668,269
U.S. Treasury Bonds	2.875%	5/15/52	2,670,000	2,187,001
U.S. Treasury Bonds	3.000%	8/15/52	770,000	647,522
U.S. Treasury Notes	3.875%	12/31/29	5,320,000	5,255,994
Total U.S. Government & Agency Obligations (Cost — $12,185,930)				11,758,786
U.S. Treasury Inflation Protected Securities — 2.8%
U.S. Treasury Notes, Inflation Indexed (Cost — $9,559,672)	1.125%	1/15/33	9,644,958	9,307,872

See Notes to Financial Statements.

16	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Completion Fund

(Percentages shown based on Fund net assets)

Security	Expiration Date	Contracts	Notional Amount	Value
Purchased Options — 0.3%
Exchange-Traded Purchased Options — 0.3%
SOFR 1-Year Mid-Curve Futures, Put @ $95.875	12/15/23	304	$760,000	$271,700
SOFR 1-Year Mid-Curve Futures, Put @ $96.000	12/15/23	711	1,777,500	728,775
U.S. Treasury 5-Year Notes Futures, Call @ $107.250	3/24/23	22	22,000	12,031
U.S. Treasury 5-Year Notes Futures, Call @ $107.500	3/24/23	21	21,000	9,188
U.S. Treasury Long-Term Bonds Futures, Call @ $126.000	3/24/23	56	56,000	79,625
Total Purchased Options (Cost — $1,048,473)				1,101,319
Total Investments before Short-Term Investments (Cost — $339,830,445)				303,132,786

	Rate		Shares
Short-Term Investments — 7.3%
BNY Mellon Cash Reserve Fund (Cost — $24,153,253)	2.100%		24,153,253	24,153,253	(e)
Total Investments — 99.0% (Cost — $363,983,698)				327,286,039
Other Assets in Excess of Liabilities — 1.0%				3,161,560
Total Net Assets — 100.0%				$330,447,599

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)	This security is traded on a to-be-announced (“TBA”) basis. At February 28, 2023, the Fund held TBA securities with a total cost of $26,229,145.

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)	Rate shown is one-day yield as of the end of the reporting period.

See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	17

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series Core Completion Fund

Abbreviation(s) used in this schedule:

CLO	— Collateralized Loan Obligation

IO	— Interest Only

LIBOR	— London Interbank Offered Rate

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At February 28, 2023, the Fund had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
SOFR 1-Year Mid-Curve Futures, Put	12/15/23	$95.250	608	$1,520,000	$(247,000)
SOFR 1-Year Mid-Curve Futures, Put	12/15/23	95.375	1,422	3,555,000	(684,337)
U.S. Treasury 5-Year Notes Futures, Call	3/24/23	107.000	62	62,000	(41,656)
U.S. Treasury 5-Year Notes Futures, Call	3/24/23	107.750	110	110,000	(37,813)
U.S. Treasury 5-Year Notes Futures, Call	3/24/23	108.000	130	130,000	(34,531)
U.S. Treasury 5-Year Notes Futures, Call	3/24/23	108.500	41	41,000	(6,406)
U.S. Treasury 5-Year Notes Futures, Call	3/24/23	108.750	41	41,000	(4,805)
U.S. Treasury 5-Year Notes Futures, Call	3/24/23	109.000	148	148,000	(12,719)
U.S. Treasury 5-Year Notes Futures, Call	3/24/23	109.750	101	101,000	(3,156)
U.S. Treasury 5-Year Notes Futures, Call	3/24/23	110.000	113	113,000	(2,648)
U.S. Treasury 5-Year Notes Futures, Call	3/24/23	110.500	126	126,000	(1,969)
U.S. Treasury 5-Year Notes Futures, Put	3/24/23	108.250	67	67,000	(93,695)
U.S. Treasury 6 to 7-Year Notes Futures, Call	3/3/23	112.000	35	35,000	(7,109)
U.S. Treasury 10-Year Notes Futures, Call	3/24/23	112.000	27	27,000	(20,672)
U.S. Treasury 10-Year Notes Futures, Call	3/24/23	112.500	145	145,000	(81,563)
U.S. Treasury 10-Year Notes Futures, Call	3/24/23	113.000	343	343,000	(133,984)
U.S. Treasury 10-Year Notes Futures, Call	3/24/23	113.500	140	140,000	(37,188)
U.S. Treasury 10-Year Notes Futures, Call	3/24/23	114.500	81	81,000	(10,125)
U.S. Treasury 10-Year Notes Futures, Call	3/24/23	115.000	159	159,000	(12,422)
U.S. Treasury 10-Year Notes Futures, Call	3/24/23	116.000	39	39,000	(1,219)
U.S. Treasury 10-Year Notes Futures, Call	3/24/23	117.000	40	40,000	(625)
U.S. Treasury 10-Year Notes Futures, Call	4/21/23	114.000	62	62,000	(25,188)
U.S. Treasury 10-Year Notes Futures, Call	5/26/23	115.000	55	55,000	(24,922)
U.S. Treasury 10-Year Notes Futures, Put	3/24/23	115.000	26	26,000	(88,969)
U.S. Treasury Long-Term Bonds Futures, Call	3/24/23	125.000	14	14,000	(26,906)
U.S. Treasury Long-Term Bonds Futures, Call	3/24/23	128.000	42	42,000	(29,531)

See Notes to Financial Statements.

18	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Completion Fund

Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury Long-Term Bonds Futures, Call	3/24/23	$132.000	13	$13,000	$(1,625)
U.S. Treasury Long-Term Bonds Futures, Call	3/24/23	134.000	16	16,000	(750)
Total Exchange-Traded Written Options (Premiums received — $1,987,607)					$(1,673,533)

Abbreviation(s) used in this schedule:

SOFR	— Secured Overnight Financing Rate

At February 28, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	129	12/23	$30,720,524	$30,506,887	$(213,637)
3-Month SOFR	179	3/26	43,132,532	43,228,500	95,968
90-Day Eurodollar	154	3/23	36,603,736	36,547,087	(56,649)
U.S. Treasury 5-Year Notes	141	6/23	15,087,658	15,094,711	7,053
U.S. Treasury 10-Year Notes	1,374	6/23	153,432,726	153,415,688	(17,038)
U.S. Treasury Long-Term Bonds	5	6/23	624,071	626,094	2,023
U.S. Treasury Ultra Long- Term Bonds	948	6/23	129,028,158	128,039,250	(988,908)
					(1,171,188)
Contracts to Sell:
3-Month SOFR	1,298	3/24	310,193,761	307,463,750	2,730,011
3-Month SOFR	1,066	3/25	256,888,494	256,319,700	568,794
U.S. Treasury 2-Year Notes	626	6/23	127,780,875	127,532,828	248,047
U.S. Treasury Long-Term Bonds	4	6/23	501,274	500,875	399
U.S. Treasury Ultra 10-Year Notes	72	6/23	8,426,893	8,437,500	(10,607)
					3,536,644
Net unrealized appreciation on open futures contracts					$2,365,456

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	19

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series Core Completion Fund

At February 28, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
$109,264,000	8/15/28	1.130% annually	Daily SOFR Compound annually	$14,772,296	$550,533	$14,221,763
107,914,000	8/15/28	1.220% annually	Daily SOFR Compound annually	14,119,952	(101,213)	14,221,165
22,681,000	2/15/29	2.850% annually	Daily SOFR Compound annually	1,206,359	(52,703)	1,259,062
563,000	4/30/29	3.270% annually	Daily SOFR Compound annually	17,438	669	16,769
27,856,000	6/30/29	3.850% annually	Daily SOFR Compound annually	(38,574)	34,312	(72,886)
23,279,000	9/30/29	3.250% annually	Daily SOFR Compound annually	706,745	10,240	696,505
13,100,000	3/18/32	2.000% annually	Daily SOFR Compound annually	1,662,203	106,185	1,556,018
24,873,000	2/15/47	1.520% annually	Daily SOFR Compound annually	7,516,451	(669,642)	8,186,093
2,325,000	2/15/47	1.729% annually	Daily SOFR Compound annually	624,593	—	624,593
11,450,000	5/15/47	1.630% annually	Daily SOFR Compound annually	3,268,912	449,568	2,819,344
11,670,000	2/15/48	2.600% annually	Daily SOFR Compound annually	1,493,593	802,172	691,421
13,024,000	2/15/48	2.620% annually	Daily SOFR Compound annually	1,623,845	14,849	1,608,996

See Notes to Financial Statements.

20	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Western Asset SMASh Series Core Completion Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$8,899,000	2/15/48	3.050% annually	Daily SOFR Compound annually	$477,260	$274,324	$202,936
	8,500,000	4/21/52	2.500% annually	Daily SOFR Compound annually	1,200,115	7,921	1,192,194
Total	$385,398,000				$48,651,188	$1,427,215	$47,223,973

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.39 Index	$207,385,000	12/20/27	1.000% quarterly	$2,104,018	$(259,357)	$2,363,375

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
JPMorgan Chase & Co.	$9,050,000	8/21/23	Daily SOFR Compound + 0.100%**	U.S. Treasury Bonds, 2.375%, due 5/15/51**	$(1,055,936)	—	$(1,055,936)

See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	21

Schedule of investments (cont’d)

February 28, 2023

Western Asset SMASh Series Core Completion Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.
‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.
**	One time payment made at termination date.

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

See Notes to Financial Statements.

22	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Statement of assets and liabilities

February 28, 2023

Assets:
Investments, at value (Cost — $363,983,698)	$327,286,039
Deposits with brokers for centrally cleared swap contracts	19,952,511
Deposits with brokers for open futures contracts and exchange-traded options	9,446,737
Receivable for securities sold	4,695,869
Interest receivable	1,344,131
Deposits with brokers for OTC derivatives	1,200,000
Receivable for Fund shares sold	426,531
Receivable for premiums on written options	365,203
Receivable from brokers — net variation margin on open futures contracts	29,008
Receivable from investment manager	15,450
Prepaid expenses	8,453
Total Assets	364,769,932

Liabilities:
Payable for securities purchased	31,199,317
Written options, at value (premiums received — $1,987,607)	1,673,533
OTC swaps, at value (premiums received — $0)	1,055,936
Payable for open OTC swap contracts	153,961
Payable for Fund shares repurchased	79,484
Payable to brokers — net variation margin on centrally cleared swap contracts	67,717
Trustees’ fees payable	977
Accrued expenses	91,408
Total Liabilities	34,322,333
Total Net Assets	$330,447,599

Net Assets:
Par value (Note 5)	$504
Paid-in capital in excess of par value	493,452,552
Total distributable earnings (loss)	(163,005,457)
Total Net Assets	$330,447,599

Shares Outstanding	50,356,359

Net Asset Value	$6.56

See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	23

Statement of operations

For the Year Ended February 28, 2023

Investment Income:
Interest	$10,476,423

Expenses:
Fund accounting fees	72,399
Audit and tax fees	49,000
Registration fees	41,222
Legal fees	13,686
Commodity pool reports	12,033
Trustees’ fees	7,585
Shareholder reports	6,984
Transfer agent fees	5,548
Commitment fees (Note 6)	3,648
Custody fees	2,212
Miscellaneous expenses	6,432
Total Expenses	220,749
Less: Fee waivers and/or expense reimbursements (Note 2)	(220,749)
Net Expenses	—
Net Investment Income	10,476,423

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(41,628,454)
Futures contracts	(156,297,743)
Written options	38,357,888
Swap contracts	11,315,288
Foreign currency transactions	14
Net Realized Loss	(148,253,007)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(13,114,073)
Futures contracts	10,869,801
Written options	1,714,749
Swap contracts	41,145,571
Change in Net Unrealized Appreciation (Depreciation)	40,616,048
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(107,636,959)
Decrease in Net Assets From Operations	$(97,160,536)

See Notes to Financial Statements.

24	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Statements of changes in net assets

For the Years Ended February 28,	2023	2022

Operations:
Net investment income	$10,476,423	$5,257,720
Net realized loss	(148,253,007)	(21,529,740)
Change in net unrealized appreciation (depreciation)	40,616,048	(19,306,064)
Decrease in Net Assets From Operations	(97,160,536)	(35,578,084)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(15,012,962)	(7,108,646)
Decrease in Net Assets From Distributions to Shareholders	(15,012,962)	(7,108,646)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	160,483,415	261,224,462
Cost of shares repurchased	(138,485,743)	(118,409,543)
Increase in Net Assets From Fund Share Transactions	21,997,672	142,814,919
Increase (Decrease) in Net Assets	(90,175,826)	100,128,189

Net Assets:
Beginning of year	420,623,425	320,495,236
End of year	$330,447,599	$420,623,425

See Notes to Financial Statements.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	25

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2023[1]	2022[1]	2021[1,2]

Net asset value, beginning of year	$8.87	$9.75	$10.00

Income (loss) from operations:
Net investment income	0.21	0.12	0.06
Net realized and unrealized loss	(2.22)	(0.84)	(0.22)
Total loss from operations	(2.01)	(0.72)	(0.16)

Less distributions from:
Net investment income	(0.30)	(0.16)	(0.06)
Net realized gains	—	—	(0.03)
Total distributions	(0.30)	(0.16)	(0.09)

Net asset value, end of year	$6.56	$8.87	$9.75
Total return[3]	(22.65)%	(7.67)%	(1.62)%

Net assets, end of year (millions)	$330	$421	$320

Ratios to average net assets:
Gross expenses[4]	0.06%	0.06%	0.17%[5]
Net expenses[6,7]	0.00	0.00	0.00 [5]
Net investment income	3.02	1.24	1.17 [5]

Portfolio turnover rate[8]	103%	169%	148%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 17, 2020 (inception date) to February 28, 2021.

[3]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[5]	Annualized.

[6]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 123% and 408% for the years ended February 28, 2023 and 2022, respectively, and 210% for the period ended February 28, 2021.

See Notes to Financial Statements.

26	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series Core Completion Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	27

Notes to financial statements (cont’d)

service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

28	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Mortgage-Backed Securities	—	$100,509,684	—	$100,509,684
Collateralized Mortgage Obligations	—	83,975,423	—	83,975,423
Asset-Backed Securities	—	44,056,864	—	44,056,864
Corporate Bonds & Notes	—	32,563,143	—	32,563,143
Sovereign Bonds	—	19,859,695	—	19,859,695
U.S. Government & Agency Obligations	—	11,758,786	—	11,758,786
U.S. Treasury Inflation Protected Securities	—	9,307,872	—	9,307,872
Purchased Options	$1,101,319	—	—	1,101,319
Total Long-Term Investments	1,101,319	302,031,467	—	303,132,786
Short-Term Investments†	—	24,153,253	—	24,153,253
Total Investments	$1,101,319	$326,184,720	—	$327,286,039
Other Financial Instruments:
Futures Contracts††	$3,652,295	—	—	$3,652,295
Centrally Cleared Interest Rate Swaps††	—	$47,296,859	—	47,296,859
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	2,363,375	—	2,363,375
Total Other Financial Instruments	$3,652,295	$49,660,234	—	$53,312,529
Total	$4,753,614	$375,844,954	—	$380,598,568

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	29

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$1,673,533	—	—	$1,673,533
Futures Contracts††	1,286,839	—	—	1,286,839
Centrally Cleared Interest Rate Swaps††	—	$72,886	—	72,886
OTC Total Return Swaps	—	1,055,936	—	1,055,936
Total	$2,960,372	$1,128,822	—	$4,089,194

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

30	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2023, the total notional value of all credit default swaps to sell protection was $207,385,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended February 28, 2023, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period

32	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	33

Notes to financial statements (cont’d)

total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(f) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in

34	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	35

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions

36	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	37

Notes to financial statements (cont’d)

As of February 28, 2023, the Fund held OTC total return swaps with credit related contingent features which had a liability position of $1,055,936. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of February 28, 2023, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,200,000 which could be used to reduce the required payment.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

38	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA and the subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes and extraordinary expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

During the year ended February 28, 2023, fees waived and/or expenses reimbursed amounted to $220,749.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$21,407,834	$390,047,062
Sales	45,473,006	416,636,607

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	39

Notes to financial statements (cont’d)

At February 28, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$364,886,287	$223,296	$(37,823,544)	$(37,600,248)
Written options	(1,987,607)	549,969	(235,895)	314,074
Futures contracts	—	3,652,295	(1,286,839)	2,365,456
Swap contracts	1,167,858	49,660,234	(1,128,822)	48,531,412

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$1,101,319	—	$1,101,319
Futures contracts[3]	3,652,295	—	3,652,295
Centrally cleared swap contracts[4]	47,296,859	$2,363,375	49,660,234
Total	$52,050,473	$2,363,375	$54,413,848

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$1,673,533
Futures contracts[3]	1,286,839
OTC swap contracts[5]	1,055,936
Centrally cleared swap contracts[4]	72,886
Total	$4,089,194

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.
[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[5]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

40	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(15,572,714)	$(100,077)	$(15,672,791)
Futures contracts	(156,297,743)	—	(156,297,743)
Written options	38,258,632	99,256	38,357,888
Swap contracts	10,878,448	436,840	11,315,288
Total	$(122,733,377)	$436,019	$(122,297,358)
[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(50,149)	—	$(50,149)
Futures contracts	10,869,801	—	10,869,801
Written options	1,714,749	—	1,714,749
Swap contracts	38,311,266	$2,834,305	41,145,571
Total	$50,845,667	$2,834,305	$53,679,972
[1]	The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in the Statement of Operations.

During the year ended February 28, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$623,514
Written options	2,587,071
Futures contracts (to buy)	1,299,294,476
Futures contracts (to sell)	476,956,390

Average Notional Balance
Interest rate swap contracts	$572,738,154
Credit default swap contracts (sell protection)	214,306,904
Total return swap contracts	4,873,077

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	41

Notes to financial statements (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of February 28, 2023.

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4]
JPMorgan Chase & Co.	—	$(1,055,936)	$(1,055,936)	$1,055,936	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.
[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Shares of beneficial interest

At February 28, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2023	Year Ended February 28, 2022
Shares sold	22,604,422	26,800,588
Shares repurchased	(19,694,002)	(12,216,113)
Net increase	2,910,420	14,584,475

6. Redemption facility

The Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended February 28, 2023.

42	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$15,012,962	$7,108,646

As of February 28, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,306,998
Deferred capital losses*	(175,189,188)
Other book/tax temporary differences(a)	(2,733,961)
Unrealized appreciation (depreciation)(b)	13,610,694
Total distributable earnings (loss) — net	$(163,005,457)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on futures and options contracts.
(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities.

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

9. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	43

Notes to financial statements (cont’d)

mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

44	Western Asset SMASh Series Core Completion Fund 2023 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series Core Completion Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series Core Completion Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the two years in the period ended February 28, 2023 and for the period August 17, 2020 (inception date) through February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year ended February 28, 2023, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the two years in the period ended February 28, 2023 and for the period August 17, 2020 (inception date) through February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

April 18, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset SMASh Series Core Completion Fund 2023 Annual Report	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series Core Completion Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945

Position(s) with Fund	Trustee

Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz
Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

46	Western Asset SMASh Series Core Completion Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); Republic Services, Inc. (since 2009); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)

Western Asset SMASh Series Core Completion Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

48	Western Asset SMASh Series Core Completion Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Provivi, Inc. (since 2017); and Director of Berkshire Hathaway, Inc. (since 1997)
Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 126 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	126
Other Trusteeships held by Trustee during the past five years	None
Additional Officers

Ted P. Becker

Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset SMASh Series Core Completion Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr

Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira

Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia

Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

50	Western Asset SMASh Series Core Completion Fund

Additional Officers (cont’d)

Christopher Berarducci
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.
[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

Western Asset SMASh Series Core Completion Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

52	Western Asset SMASh Series Core Completion Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended February 28, 2023:

	Pursuant to:		Amount Reported
Section 163(j) Interest Earned	§	163(j)	$10,489,944

Western Asset SMASh Series Core Completion Fund	53

Western Asset

SMASh Series Core Completion Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset SMASh Series Core Completion Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series Core Completion Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series Core Completion Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

WASX608449 4/23 SR23-4635

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 28, 2022 and February 28, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $199,262 in February 28, 2022 and $149,262 in February 28, 2023.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2022 and $0 in February 28, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $50,000 in February 28, 2022 and $50,000 in February 28, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2022 and $0 in February 28, 2023.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $343,489 in February 28, 2022 and $350,359 in February 28, 2023.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 24, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	April 24, 2023